UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2006

FIBERTOWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of
incorporation or organization)

000-21091	52-1869023
(Commission File Number)	(I.R.S. Employer Identification No.)

185 Berry Street
Suite 4800
San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 659-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

On August 29, 2006, FiberTower Corporation (formerly First Avenue Networks, Inc.) (the “Company”) completed the merger (the “Merger”) contemplated by the Agreement and Plan of Merger, dated May 14, 2006 (the “Merger Agreement”), among the Company, Marlin Acquisition Corporation, a direct wholly-owned subsidiary of the Company, and FiberTower Network Services Corp. (formerly FiberTower Corporation) (“Old FiberTower”). Prior to the Merger, First Avenue Network, Inc.’s (“First Avenue”) financial statements were audited by KBA Group LLP (“KBA”). Old FiberTower’s financial statements were audited by Ernst & Young LLP (“E&Y”). Old FiberTower was treated as the acquirer for accounting purposes and E&Y will continue to audit its financial statements, as approved by the Company’s Audit Committee of the Board of Directors on September 25, 2006.

Because First Avenue was audited by KBA prior to the Merger, the Merger technically results in a change in independent accountants for the Registrant. Accordingly, the Registrant is required to provide the disclosures required by Item 304 of Regulation S-K.

Effective on September 25, 2006, the Company dismissed KBA as its independent registered public accounting firm. The decision to dismiss KBA as the Company’s independent accountants was approved by the Audit Committee of the Company’s Board of Directors on September 25, 2006.

The reports of KBA on the financial statements of First Avenue for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2005 and 2004 and through September 25, 2006, there were (i) no disagreements with KBA on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KBA, would have caused it to make reference thereto in connection with its reports on First Avenue’s financial statements for such years, and (ii) no reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K occurred during the years ended December 31, 2005 and 2004 and through September 25, 2006.

The Company furnished KBA a copy of the disclosures contained in this Form 8-K and requested that KBA furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from KBA, dated September 25, 2006, is attached as Exhibit 16.01 to this Form 8-K.

Neither the Company nor anyone on its behalf consulted with E&Y during the years ended December 31, 2005 and 2004, and through September 25, 2006 regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter which was the subject of any disagreement or any reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

16.01	Letter from KBA Group LLP to the Securities and Exchange Commission dated September 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERTOWER CORPORATION

Date: September 25, 2006	By:	/s/ THOMAS A. SCOTT
	Name:	Thomas A. Scott
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.01	Letter from KBA Group LLP to the Securities and Exchange Commission dated September 25, 2006.